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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) May 10, 2007

                                    KSW, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  0-27290                                  11-3191686
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          (Commission File Number)             (IRS Employer Identification No.)

             37-16 23rd Street
         Long Island City, New York                         11101
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  (Address of Principal Executive Offices)                (Zip Code)

                                 (718) 361-6500
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.   OTHER EVENTS

         KSW, Inc. announced on May 10, 2007 that its Board of Directors has declared a 5% stock dividend on KSW's common stock. The dividend will be payable on June 11, 2007 to shareholders of record as of May 24, 2007.

         A press release announcing the dividend is filed herewith as Exhibit
99.1 and is incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)          Exhibits.

99.1         Press Release dated May 10, 2007, announcing dividend.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               KSW, INC.


                                               By:    /s/ Richard W. Lucas
                                                      --------------------------
                                               Name:  Richard W. Lucas
                                               Title: Chief Financial Officer

Date:  May 10, 2007

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                                  EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
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99.1         Press Release, dated May 10, 2007, announcing dividend.